Please file this Prospectus Supplement with your records.

WELLS FARGO FUNDS TRUST

WELLS FARGO ADVANTAGE High Income Fund

Class A, Class B, Class C, Institutional Class and Investor Class

WELLS FARGO ADVANTAGE Short-Term High Yield Bond Fund

Class A, Class C and Investor Class

WELLS FARGO ADVANTAGE Strategic Income Fund

Class A, Class B and Class C

Supplement dated March 1, 2010 to the Prospectuses dated October 1, 2009,

as previously supplemented as the case may be.

Effective immediately, for the Funds referenced above, the redemption fee shown in the “Shareholder Fees” table under “Fees and Expenses” is no longer imposed.   Accordingly, the redemption fee line item in the table and corresponding footnote, the section “How to Sell Shares—Redemption Fees” and all other references to redemption fees are hereby deleted from the Funds’ prospectuses.

IFIT020/P1004SP